Royalty Agreements	12 Months Ended
Dec. 31, 2011
Royalty Agreements

Note 7 — Royalty Agreements

The Company was party to a Royalty Agreement with Curative Health Services, Inc (“Curative”). Under this agreement as amended, Curative was due a portion of certain licensing receipts relating to the patents it acquired from Curative. On the Consolidated Statements of Operations, these costs are reflected as a Cost of royalties. The related payables are included in Accounts payable and accrued expenses on the Consolidated Balance Sheets. The relevant license agreements concluded in November 2009, simultaneous with the expiration of the underlying patents, with only final close out adjustments being recorded in 2010. The Company currently has no further income relating to the Curative patents on which it would owe a royalty.

The Company is also party to a Royalty Agreement with Mr. Charles Worden. Under this agreement, the Company is to pay Mr. Worden a royalty equal to 5% of gross profit on sales relying on certain patents, subject to a $6,250 minimum payment per month and a limit of $600,000 during any calendar year. This agreement also provides Mr. Worden with a security interest and lien in the patent as well as a reversionary interest if the Company discontinues substantially all efforts to commercialize the Worden Patent. This agreement expires February 2019. In 2010 and 2011, the Company paid $75,000 in annual royalties.